IN BRIEF

Net Asset Value per share*	US$17.32
Market Price*	US$16.09
Premium/Discount*	-7.10%
Fund size*	US$174.46

*	Source: State Street Corporation/Martin Currie Inc

At February 28 2003

	China Fund	MSCI Golden
	NAV	Dragon

One month return*	0.00%	-5.60%
One year return*	12.75%	-16.63%

MANAGER’S COMMENTARY

The pile-driver across the road is making concentric ripples in my cup of Oolong tea. Last week I watched the ground-breaking ceremony for what will be the world’s tallest building. One thousand multi-colored balloons were released and floated by existing, unoccupied towers.

Recently, Chinese stockmarkets have performed fairly well (your Fund is up 9.76% year-to-date) so such events merit caution, and we are selling the textile company which has decided to invest in the Mori building — see below. But we have yet to see any big shift of global portfolio assets to China. We do not see widespread signs of undue exuberance (the odd landmark building aside) and are still able to find growth companies at low prices and decent yields. So, with uncertainty in international politics and low growth in developed economies, investing in China remains attractive. One result of this uncertainty is that appreciation of the undervalued Chinese currency will probably be delayed. It is difficult for the U.S. to support actively Japanese calls for renminbi revaluation when it needs Chinese help with Iraq and North Korea.

We have a new theory regarding investment in China — the ‘hope curve’. It applies to industries and specific stocks. Enthusiasm for China’s automotive industry is at a high. Spurred by the effect of falling import tariffs and prices, year-over-year sales of sedans grew by a startling 120% in January. However every car maker we meet plans huge capacity increases, so overcapacity and disappointment seem likely in 2004. We have taken profits on assembler Brilliance Auto but kept leading tire maker Cheng Shin.

Last year cellular phones were in favour. In 2003, if the expansion plans of all local handset assemblers are combined, total capacity will increase to about 100 million sets, excluding imports. This compares to local demand of around 70 million sets. Other sectors popular in recent years have included telecom services, the power industry, roads and property. The problem is that many Chinese companies are quick to enter any ‘hot’ sector. Often these are state-owned companies unworried by Internal Return Rate calculations. With competing central and provincial power bases in China, even apparent monopolies can prove only temporary.

The high point of the ‘hope curve’ for individual Chinese companies often occurs at, or just after, IPO. Hope for the new industry runs high, brokerage coverage increases and the price-to-earnings ratio rises. Then comes hubris. Occasionally this is fraud (as with agri-business Euro-Asia) or an inappropriate investment (such as a maker of cell phone batteries buying a manufacturer of mini-cars). Sometimes it is ill-considered share placement (if you can borrow from a bank at 5% per year, why issue stock at five times earnings?). Or it could be government action (a new license is issued, a guarantee cancelled). Sometimes it is just that later market entrants catch up and force deep price cuts (in rural China, ‘cheap and nasty’ is still a sellable proposition). Many companies avert disaster by changing their management team or strategy, or by restructuring the balance sheet. Then the curve begins again.

MARKET STRATEGY

Your Fund is 94.4% invested with holdings in 59 companies. In February - following the ‘hope curve’ theory — your managers sold shares of Brilliance Auto, Matsuoka (textiles, security printing and the world’s tallest building), Zhejiang Expressway and Chen Hsong (injection mouldings). We added the newly listed Sinotrans, and bought electronics companies TCL and BYD, when pessimism as to their future prospects became overdone.

Chris Ruffle

Source: Martin Currie Inc

In February your fund invested $2.3 million for 20% of Tomoike Industrial. Tomoike has manufacturing operations in Shanghai, Suzhou and Dongguan. The company has expanded into manufacturing backlight units for mobile phones and other, larger LCDs. So the investment will be used to increase manufacturing facilities. The company has been supplying major Japanese brands with parts and accessories for office and consumer equipment for over a decade.

Lower unit costs, higher productivity and quality standards drive Tomoike’s competitive position in the marketplace. The company is experiencing strong growth as a result of robust demand for its products as its customers continue to move their manufacturing bases into China. The entry valuation multiple is approximately half that at which similar listed companies trade. Tomoike expects to go public in 2004.

KOH Kuek Chiang
Asian Direct Capital Management

FUND DETAILS*

Market cap	$158m
Shares outstanding	10,073,173 shares
Exchange listed	NYSE
Listing date	July 10, 1992
Investment manager	Martin Currie Inc
Direct investment manager	Asian Direct Capital Management

ASSET ALLOCATION*

SECTOR ALLOCATION*

	%of	MSCI Golden
	net assets	Dragon %

Information technology	24.6	19.0
Industrials	13.6	14.8
Materials	13.4	6.8
Financials	11.0	30.6
Consumer discretionary	11.7	6.1
Consumer staples	7.2	0.6
Utilities	3.0	10.7
Energy	4.3	3.8
Health care	3.7	0.1
Telecommunications	1.9	7.5
Cash	5.6	—
Total	100.0	100.0

PERFORMANCE* (IN US$ TERMS)

	NAV	Market price
	%	%

One month	0.00	5.37
Calendar year to date	9.76	17.02
3 years**	9.90	18.37

DIRECT INVESTMENTS* (7.8%)

A-S China Plumbing Products	Consumer discretionary	1.83%
Captive Finance	Financials	1.75%
Kowloon Development (34 HK)	Real estate	1.70%
Tomoike Industrial (H K) Ltd	Industrials	1.32%
Moulin International (2004 CB)	Manufacturing	1.15%

15 LARGEST LISTED INVESTMENTS* (45.38%)

Sohu Com Inc	Information technology	6.68%
Fountain Set Holdings	Materials	5.34%
TCL International	Information technology	4.81%
Fubon Financial Holdings	Financials	3.58%
Yanzhou Coal Mining	Energy	3.15%
BYD Co	Industrials	2.93%
Chinadotcom Corporation	Information technology	2.65%
Sinotrans Limited	Industrials	2.19%
Synnex Tech Intl	Consumer discretionary	2.15%
Sinopac Holdings	Financials	2.14%
Ho Tung Chemical	Materials	2.07%
Anhui Expressway	Utilities	1.98%
China Metal Products	Materials	1.93%
Wah Sang Gas Holdings	Consumer discretionary	1.90%
Xinao Gas Holdings	Consumer discretionary	1.88%

FUND PERFORMANCE

	One	Three	Year	One	Three**	Five**	Since#**
	month	months	to date	year	years	years	launch

The China Fund, Inc.	0.00	10.83	9.76	12.75	9.90	4.63	4.04
MSCI Golden Dragon	-5.60	-6.66	-0.39	-16.63	-21.16	-7.93	—
Hang Seng Chinese Enterprise Index	1.67	15.16	10.39	9.44	14.67	-6.93	—

*	Source: State Street Corporation/Martin Currie Inc. #The fund was launched on July 10, 1992. ** Annualised return

PERFORMANCE IN PERSPECTIVE

THE CHINA FUND INC. PREMIUM/DISCOUNT

DIVIDEND HISTORY CHART*

All charts as of December 31, 2002. *Source: State Street Corporation

THE PORTFOLIO — IN FULL	AT FEBRUARY 28, 2003

Sector	Company (BBG ticker)	Price	Holding	Value $	% of portfolio

Hong Kong 42.0%
Fountain Set (Holdings) Ltd	420HK	HK$5.70	12,750,000	9,318,502	5.3%
TCL International Holdings Ltd	1070HK	HK$2.05	32,318,000	8,391,326	4.8%
Yanzhou Coal Mining Co.	1171HK	HK$3.37	12,786,000	5,492,127	3.2%
BYD Co	1211HK	HK$15.8	2,525,000	5,115,399	2.9%
Sinotrans Limited-H	598HK	HK$2.25	13,265,000	3,826,933	2.2%
Xiano Gas Holdings Ltd	8201HK	HK$2.35	11,376,000	3,281,959	1.9%
Anhui Expressway Co Ltd	955HK	HK$2.02	13,278,000	3,447,615	1.9%
Wah Sang Gas	8035HK	HK$0.92	27,778,000	3,312,417	1.9%
Anhui Conch Cement	914HK	HK$3.10	7,726,000	3,070,983	1.8%
TPV Technology, Ltd	903HK	HK$2.27	9,968,000	2,875,753	1.7%
Tack Fat Group International Ltd	928HK	HK$0.63	32,296,000	3,012,756	1.7%
China Rare Earth	0769HK	HK$1.13	17,588,000	2,570,884	1.5%
Wanyou Fire Safety	8201HK	HK$0.28	48,565,000	2,459,697	1.4%
LifeTec Group, Ltd	1180HK	HK$0.14	112,328,000	2,045,208	1.2%
Petrochina Co., Ltd	857HK	HK$1.63	10,000,000	2,090,012	1.2%
Zhejiang Expressway Co., Ltd	576HK	HK$3.42	4,044,000	1,775,959	1.0%
Natural Beauty Bio-Technology Ltd	157HK	HK$0.68	18,320,000	1,597,333	1.0%
Golden Meditech Co Ltd	8180HK	HK$1.58	6,446,000	1,314,160	0.8%
Sino Golf Holdings Ltd	361HK	HK$1.08	10,274,000	1,422,736	0.8%
Tingyi (Cayman Islands) Holding Co.	322HK	HK$1.88	6,000,000	1,446,339	0.8%
Asia Zirconium	395HK	HK$1.23	8,800,000	1,387,870	0.8%
Mainland Headwear Holdings	1100HK	HK$2.52	3,992,000	1,292,448	0.7%
Leefung-Asco Printers Holdings Ltd	623HK	HK$1.62	3,602,000	748,204	0.4%
Essex Bio-Technology Ltd	8151HK	HK$0.15	25,418,166	514,947	0.3%
Proview Intl Holdings Ltd	334HK	HK$0.87	4,752,000	530,099	0.3%
Chen Hsong Holding, Ltd	57HK	HK$2.27	1,402,000	408,969	0.2%
Arcontech, Corp	8097HK	HK$0.17	18,386,000	412,599	0.2%
Asia Satellite Telecommunications Holdings	1135HK	HK$9.95	96,000	121,862	0.1%

Taiwan 30.9%
Fubon Financial Holdings	2881TT	NT$27.3	7,953,952	6,248,716	3.6%
Synnex Technologies International, Corp	2347TT	NT$12.4	2,682,400	3,751,500	2.2%
Sinopac Holdings Co	2890TT	NT$13.3	9,746,754	3,730,412	2.1%
Ho Tung Chemical, Corp	1714TT	NT$14.5	8,660,904	3,613,903	2.1%
Chunghwa Telecom Co., Ltd	2412TT	NT$52.5	2,146,000	3,242,159	1.9%
China Metal Products	1532TT	NT$29.9	3,913,000	3,366,869	1.9%
Polaris Securities Co., Ltd	6011TT	NT$14.4	7,740,164	3,207,435	1.8%
Ability Enterprise Corp	2374TT	NT$28.5	3,642,000	2,986,964	1.7%
Cheng Shin Rubber	2105TT	NT$43.7	2,330,000	2,930,101	1.7%
Advantech Co., Ltd	2395TT	NT$67.0	1,529,920	2,949,774	1.7%
Chicony Electronics Co., Ltd	2385TT	NT$45.5	2,156,000	2,822,964	1.6%
Lite On Technology Corp	2346TT	NT$40.7	2,540,000	2,869,496	1.6%
Merry Electronics	2439TT	NT$40.7	2,231,400	2,613,467	1.5%
Tainan Enterprises	1473TT	NT$41.0	1,546,000	1,824,058	1.1%
Taiwan Hon Chuan Enterprise	9939TT	NT$49.0	1,200,000	1,692,086	1.0%
Data Systems Consulting Co	2477TT	NT$27.4	1,971,000	1,554,112	0.9%
Phoenixtec Power Co., Ltd	2411TT	NT$22.3	1,831,000	1,175,002	0.7%
Eva Airways	2618TT	NT$13.0	3,375,150	1,262,646	0.7%
Taiwan FamilyMart	5903TT	NT$34.0	1,119,000	1,094,849	0.6%
Microlife Corp	4103TT	NT$59.5	525,000	898,921	0.5%

B shares 3.1%
Shanghai Friendship Group Co., Inc	900923 CH	US$0.78	4,003,437	3,154,708	1.8%
Luthai Textile Co., Ltd	200726 CH	HK$5.11	2,599,829	1,703,440	1.0%
Shanghai Matsuoka, Co	900955 CH	US$1.10	526,350	578,985	0.3%

New York 9.3%
Sohu.com Inc	Sohu US	US$37.2	1,320,386	11,645,804	6.7%
Chinadotcom, Corp	China US	US$3.14	1,473,654	4,627,274	2.6%

Singapore 1.3%
People’s Food Holding	PFH SP	S$0.89	4,400,000	2,266,801	1.3%

Direct 7.8%
A-S China Plumbing Products, Ltd			450	3,199,999	1.8%
Captive Finance Ltd			2,000,000	3,045,000	1.8%
Kowloon Development	34HK		6,520,000	2,967,817	1.7%
Tomoike Industrial (H.K.) Ltd			825,000	2,308,181	1.3%
Moulin International Holdings, Ltd (2004 CB)			2,000,000	2,003,922	1.2%

Cash 5.6%

OBJECTIVE

The investment objective of the Fund is to achieve long term capital appreciation through investment in companies and other entities with significant assets, investments, production activities, trading or other business interests in China or which derive a significant part of their revenue from China.

The Board of Directors of the Fund has adopted an operating policy of the Fund, effective June 30, 2001, that the Fund will invest at least 80% of its assets in China companies. For this purpose, “China companies” are (i) companies for which the principal securities trading market is in China; (ii) companies for which the principal securities trading market is outside of China or in companies organised outside of China, that in both cases derive at least 50% of their revenues from goods or services sold or produced, or have a least 50% of their assets in China; and (iii) companies organized in China. Under the policy, China will mean the People’s Republic of China, including Hong Kong, and Taiwan. The Fund will provide its stockholders with at least 60 days’ prior notice of any change to the policy described above.

The fundamental policy, which applies to not less than 65% of the Fund’s assets as set out in the Fund’s prospectus dated July 10, 1992, remains in place. The fundamental policy is the same as the operating policy set out above, except that China only includes the People’s Republic of China.

CONTACTS

The China Fund, Inc.
c/o State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110
Tel: (1) 888 CHN-CALL (246 2255)
www.chinafundinc.com

Important information: This newsletter is issued by Martin Currie Inc, Saltire Court, 20 Castle Terrace, Edinburgh, Scotland. Martin Currie Inc is regulated by the FSA and registered with the Securities Exchange Commission as an investment adviser. Information herein is believed to be reliable but has not been verified by Martin Currie Inc. Martin Currie Inc makes no representation or warranty and does not accept any responsibility in relation to such information or for opinion or conclusion which the reader may draw from the newsletter. This newsletter does not constitute an offer of shares. Martin Currie Inc, its ultimate and intermediate holding companies, subsidiaries, affiliates, clients, directors or staff may, at any time, have a position in the market referred to herein, and may buy or sell securities, currencies, or any other financial instruments in such markets. The information or opinion expressed in this newsletter should not be construed to be a recommendation to buy or sell the securities, commodities, currencies, or financial instruments referred to herein. Investors are advised that they will not generally benefit from the rules and regulations of the United Kingdom Financial Services and Markets Act 2000 and the Financial Services Authority for the protection of investors nor benefit from the United Kingdom Financial Services Compensation Scheme, nor have access to the Financial Services Ombudsman in the event of a dispute. Investors will also have no rights of cancellation under the FSA’s Conduct of Business Sourcebook of the United Kingdom. Please remember that past performance is not necessarily a guide to the future. Market and currency movements may cause the value of the shares and the income from them to fluctuate and you may get back less than you invested when you decide to sell your shares.